 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): August 7, 2025

WHEELS UP EXPERIENCE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2135 American Way
Chamblee, Georgia	30341
(Address of principal executive offices)	(Zip Code)
(212) 257-5252
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	UP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 7, 2025, Wheels Up issued a press release and an investor letter announcing its financial results for the three months ended June 30, 2025. The full text of the press release and investor letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K ("Current Report") and are incorporated by reference herein.
The information in Item 2.02 of this Current Report and Exhibits 99.1 and 99.2 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
 (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 7, 2025 (Earnings Release)
99.2	Investor Letter, dated August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: August 7, 2025	By:	/s/ George Mattson
		Name:	George Mattson
		Title:	Chief Executive Officer